                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 8, 1999


                  Advanta Conduit Receivables, Inc., as Sponsor
          on behalf of Advanta Revolving Home Equity Loan Trust 1999-B
             (Exact name of registrant as specified in its charter)


            Delaware                    333-75295-02             88-0360305
(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
        Incorporation)                     Number)           Identification No.)

                        Advanta Conduit Receivables, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                         333-75295                88-0360305
(State or other jurisdiction             (Commission             (IRS Employer
      of incorporation)                  File Number)              ID Number)

 Attention: General Counsel
 10790 Rancho Bernardo Road
    San Diego, California                                            92127
    (Address of principal                                         (Zip Code)
     executive offices)

Registrant's Telephone Number,
including area code:                                              (619) 674-1800


          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

                  Advanta Conduit Receivables, Inc. (the "Registrant" or the "Sponsor") registered an issuance of $1,699,051,007.20 in principal amount of Advanta Revolving Home Equity Loan Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-75295) (the "Registration Statement").

                  Pursuant to the Registration Statement, the Sponsor formed Advanta Revolving Home Equity Loan Trust 1999-B (the "Trust") which issued $275,000,000 in aggregate principal amount of its Revolving Home Equity Loan Asset Backed Notes (the "Notes"), on September 28, 1999 (the "Closing Date").

                  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of September 1, 1999, between the Trust and Bankers Trust Company of California, N.A., in its capacity as Indenture Trustee (the "Indenture Trustee"). The Notes evidence indebtedness of the Trust. Also issued, but not offered, by the Trust are Certificates ("Certificates") evidencing the ownership interest in the Trust. The Certificates will initially be retained by Advanta Holding Trust 1999-B.

                  The primary assets of the Trust are pool of adjustable-rate home equity revolving credit line loans (the "Mortgage Loans"), used predominantly to refinance an existing mortgage loan on more favorable terms, to consolidate debt or to obtain cash proceeds by borrowing against the related borrower's equity in the real property and improvements pledged to secure the related Mortgage Loan, secured primarily by mortgages on single-family residences (which may be detached, part of a two- to four-family dwelling, a condominium unit or a unit in a planned unit development) which were conveyed to the Trust on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated August 10, 1999, the Preliminary Prospectus Supplement dated September 15, 1999 filed pursuant to Rule 424(b)(3) of the Act with the Commission and the Prospectus Supplement dated September 21, 1999 filed pursuant to Rule 424(b)(2) of the Act with the Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

                  1.1 Underwriting Agreement, dated September 21, 1999, between the Sponsor and Morgan Stanley & Co. Incorporated, as Representative of the Underwriters.

                  4.1 Indenture, dated as of September 1, 1999, between Advanta Revolving Home Equity Loan Trust 1999-B and Bankers Trust Company of California, N.A., as Indenture Trustee.

                  4.2 Trust Agreement, dated as of September 1, 1999, between the Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Holding Trust 1999-B.

                  4.3 Trust Agreement, dated as of September 1, 1999, among the Sponsor, Advanta Holding Trust 1999-B and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Revolving Home Equity Loan Trust 1999-B.

                  4.4 Sale and Servicing Agreement, dated as of September 1, 1999, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Advanta Holding Trust 1999-B, Advanta Revolving Home Equity Loan Trust 1999-B, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

                  4.5 Certificate Guaranty Insurance Policy, dated September 28, 1999, and issued and delivered by Ambac Assurance Corporation.

                  5.1 Opinion of Dewey Ballantine LLP regarding legality, dated September 28, 1999.*

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated September 28, 1999.*

                  10.1 Purchase Agreement, dated as of September 1, 1999, between Advanta National Bank and Advanta Finance Corp., as Originators, on one hand, and Advanta Conduit Receivables, Inc., as Purchaser, on the other hand.

                  10.2 Indemnification Agreement, dated September 28, 1999, among Morgan Stanley & Co. Incorporated and Banc of America Securities LLC, as Underwriters, and Ambac Assurance Corporation, as Insurer.

                  10.3 Guaranty to Ambac Assurance Corporation and Morgan Stanley & Co. Incorporated, as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

                  10.4 Guaranty to Ambac Assurance Corporation and Advanta Revolving Home Equity Loan Trust 1999-B, as Issuer, issued by Advanta Mortgage Holding Company.

                  23.1 Consent of KPMG LLP regarding financial statements of Ambac Assurance Corporation and their report.*

                  23.2 Consent of Arthur Andersen LLP.*

                  * Previously filed on Form 8-K with the Securities and Exchange Commission.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-B

                                 By: Advanta Conduit Receivables, Inc.


                                 By:   /s/ Michael Coco
                                    --------------------------------------------
                                    Name:  Michael Coco
                                    Title: Vice President


                                 ADVANTA CONDUIT RECEIVABLES, INC.

                                 By:   /s/ Michael Coco
                                    --------------------------------------------
                                    Name:  Michael Coco
                                    Title: Vice President




Dated:  October 8, 1999

                                  EXHIBIT INDEX

Exhibit No.       Description

    1.1 Underwriting Agreement, dated September 21, 1999, between the Sponsor, as Originators, and Morgan Stanley & Co. Incorporated, as Representative of the Underwriters.

    4.1 Indenture, dated as of September 1, 1999, between Advanta Revolving Home Equity Loan Trust 1999-B and Bankers Trust Company of California, N.A., as Indenture Trustee.

    4.2 Trust Agreement, dated as of September 1, 1999, between the Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Holding Trust 1999-B.

    4.3 Trust Agreement, dated as of September 1, 1999, among the Sponsor, Advanta Holding Trust 1999-B and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Revolving Home Equity Loan Trust 1999-B.

    4.4 Sale and Servicing Agreement, dated as of September 1, 1999, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Advanta Holding Trust 1999-B, Advanta Revolving Home Equity Loan Trust 1999-B, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

    4.5 Certificate Guaranty Insurance Policy, dated September 28, 1999, and issued and delivered by Ambac Assurance Corporation.

   10.1 Purchase Agreement, dated as of September 1, 1999, between Advanta National Bank and Advanta Finance Corp., as Originators, on one hand, and Advanta Conduit Receivables, Inc., as Purchaser, on the other hand.

   10.2 Indemnification Agreement, dated September 28, 1999, among Morgan Stanley & Co. Incorporated and Banc of America Securities LLC, as Underwriters, and Ambac Assurance Corporation, as Insurer.

   10.3 Guaranty to Ambac Assurance Corporation and Morgan Stanley & Co. Incorporated, as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

   10.4 Guaranty to Ambac Assurance Corporation and Advanta Revolving Home Equity Loan Trust 1999-B, as Issuer, issued by Advanta Mortgage Holding Company.